Exhibit 10.2

Annex 1 to the Corporate Guarantee dated July 27th, 2017 in the amount of EUR 50 mn in connection with the Umbrella Facility Agreement in the amount of EUR 50 mn dated 27.07.2017 (the "Umbrella Facility Agreement")

The following branches and subsidiaries of Deutsche Bank AG ("Lending Offices") have entered into business relationship with the subsidiaries of IPG Laser GmbH (named hereinafter "IPG Laser Group")

In this context the following facilities of the Umbrella Credit Agreement dated 27. 07.2017 have been allocated inter alia for the use of the companies listed hereafter:

Summary of credit agreements for the IPG Laser Group of companies in Germany and abroad:

Debtor	Lending Office	local currency	amount (in currency)	Facility 1 Cash	Facility 2 Guarantee	Facility 3 Margin Line	total
if not in EURO convert to EURO

IPG Photonics (Italy) s.r.l., Via Kennedy 21, 20023 Cerro Maggiore (Milano), Italy	Deutsche Bank Spa, Milano, Italy			3,000,000	0	0	3,000,000
IRE-Polus NTO, 141190, Fryazino pl. Vvedenskogo, Russia	Deutsche Bank Ltd., Moscow, Russia			0	0	0	0
IPG (Beijing) Fiber Laser Technology Company Limited	Deutsche Bank (China) Co., Ltd., Beijing, China			2,000,000	1,000,000	7,000,000	10,000,000
							0
							0
							0
							0
							0
							0
							0
Total credit lines based on the guarantee				5,000,000	1,000,000	7,000,000	13,000,000

Burbach, July 31, 2017			Cologne, 27th July, 2017
Place and date			Place and date

/s/ Eugene Scherbakov			/s/ Joachim Gartz /s/ Maike Kordes
(corporate seal and binding signatures of the Guarantor)			(Deutsche Bank AG Filiale Deutschlandgeschäft)

Oxford, July 31, 2017 /s/ Timothy P.V. Mammen
(legally binding signature of IPG Photonics Corporation)